SECURITIES AND EXCHANGE COMMISSION
         Washington, D.C.  20549

                FORM 8-K/A
             CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
     Securities Exchange Act of 1934

    Date of Report:  August 31, 1996



       ARROW FINANCIAL CORPORATION
         A New York Corporation


        0-12507                       22-2448962
Commission File Number       I.R.S. Employer Identification No.

             250 Glen Street
       GLEN FALLS, NEW YORK  12801

Registrant's telephone number: (518) 745-1000




Item 7.  Financial Statements and Exhibits.

     (a)  Financial Statements - not applicable

     (b)  Pro Forma Financial Information

On September 28, 1996, the Registrant's wholly-owned subsidiary, Green Mountain Bank ("GMB"), Rutland, Vermont, sold five of its six remaining branches, and substantially all of its remaining deposits and loans to ALBANK, FSB, Albany, New York (the "ALBANK Transaction"). On August 31, 1996, GMB sold substantially all of its trust business to Vermont National Bank, Brattleboro, Vermont (the "VNB Transaction"). The pro forma financial information below shows (i) the effect the ALBANK Transaction and the VNB Transaction would have had on the Registrant's unaudited balance sheet as of June 30, 1996, had those transactions occurred on that date, and (ii) the effect the ALBANK Transaction and the VNB Transaction would have had on the Registrant's unaudited income statements for the year ended December 31, 1995 and the six-month period ended June 30, 1996, had those transactions and a similar transaction effected in January 1996 involving the sale of eight GMB branches to Mascoma Savings Bank, FSB Lebanon, New Hampshire, occurred on January 1, 1995. The pro forma unaudited balance sheet as of June 30, 1996, shows that the Registrant would have had approximately $99.7 million less in total assets as of that date than the amount of the total assets actually held on such date. The pro forma unaudited income statement for the six-month period ended June 30, 1996, shows that the Registrant would have had approximately $5.7 million less in net income for such period than the income actually recognized therefor.


Arrow Financial Corporation
Pro Forma Consolidated Balance Sheet
June 30, 1996
Unaudited
                       As Reported    ALBANK, FSB     Pro Forma
                        June 30,         Sale          June 30,
                         1996         Transactions       1996
ASSETS
Cash and Due
  From Banks           $ 20,463        $    (769)     $ 19,694
Federal Funds Sold          ---            7,773         7,773
Investments             187,163              ---       187,163
Loans                   487,291         (108,336)      378,955
Allowance for
  Loan Losses           (11,540)           6,253        (5,287)
Net Loans               475,751         (102,083)      373,668
Premises & Equipment     12,672           (2,740)        9,932
Other Assets             17,456           (1,850)       15,606
  Total Assets         $713,505        $ (99,669)     $613,836

LIABILITIES
Deposits               $610,503        $(107,711)     $502,792
Other Borrowed Funds     24,134              ---        24,134
Other Liabilities        12,293            4,390        16,683
  Total Liabilities     646,930         (103,321)      543,609

SHAREHOLDERS' EQUITY
Common Stock              5,979              ---         5,979
Surplus                  41,138              ---        41,138
Other Shareholders'
  Equity                 19,458            3,652        23,110
  Total Shareholders'
    Equity               66,575            3,652        70,227

  Total Liabilities
    and Shareholders'
    Equity             $713,505        $ (99,669)     $613,836


The pro forma consolidated income statements for the year ending December 31, 1995 and the six month period ending June 30, 1996 which follow are presented in accordance with the Form 8-K instructions for "Item 2. Acquisition or Dispositions of Assets" and "Item 7. Financial Statements and Exhibits." Accordingly, these pro forma statements may not be indicative of the on-going operating income of the Company after disposition of the Vermont banking operations.


Pro Forma Consolidated Income Statement
December 31, 1995
Unaudited

                    As Reported        Vermont         Pro Forma
                    December 31,         1995        December 31,
                       1995           Operations         1995 (3)
Interest Income      $60,718           $18,422         $42,296
Interest Expense      24,865             7,192          17,673
Net Interest Income
  Before Provision
  for Loan Losses     35,853            11,230          24,623
Provision for
  Loan Losses          1,170               ---           1,170
Net Interest Income
  After Provision
  for Loan Losses     34,683            11,230          23,453

Other Income (1)      14,496             3,278          11,218
Other Expense         29,769            11,480          18,289

Income Before
  Income Taxes        19,410             3,028          16,382
Provision for
  Income Taxes         6,986               989           5,997
Net Income           $12,424           $ 2,039         $10,385

Earnings Per
  Share (2)            $1.97             $0.32           $1.65

Notes:
(1) Other income in both the actual and pro forma columns includes a $5.0 million pre-tax financial institution bond settlement. Without this nonrecurring item, earnings per share would have been $1.46 and $1.14, respectively.
(2) Per share amounts are restated for the ten percent stock dividend paid in November 1996.
(3) Pro forma December 31, 1995 amounts, including earnings per share, are not adjusted to reflect use of proceeds resulting from the sale.



Pro Forma Consolidated Income Statement
June 30, 1996
Unaudited

                     As Reported       Vermont         Pro Forma
                      June 30,           1996           June 30,
                       1996           Operations         1996 (2)
Interest Income      $28,564           $ 6,694         $21,870
Interest Expense      11,051             2,135           8,916
Net Interest Income
  Before Provision
  for Loan Losses     17,513             4,559          12,954
Provision for
  Loan Losses            448               ---             448
Net Interest Income
  After Provision
  for Loan Losses     17,065             4,559          12,506

Other Income (3)      11,669             8,511           3,158
Other Expense         13,284             4,611           8,673

Income Before
  Income Taxes        15,450             8,459           6,991
Provision for
  Income Taxes         5,396             2,768           2,628
Net Income           $10,054            $5,691         $ 4,363

Earnings Per
  Share (1)            $1.66             $0.94           $0.72

Notes:
(1) Per share amounts are restated for the ten percent stock dividend paid in November 1996.
(2) Pro forma June 30, 1996 amounts, including earnings per share, are not adjusted to reflect use of proceeds resulting from the sale.
(3) Included in the Vermont 1996 Income column is a $7.1 million gain from the January 15, 1996 sale of eight branches to Mascoma Savings Bank.


     Exhibits.
     The following exhibits are filed with this report:

     Exhibit No.              Document

     2.1          Purchase and Assumption Agreement among
                  Arrow Financial Corporation, Arrow
                  Vermont Corporation, Green Mountain Bank and ALBANK, FSB, dated February 26,
                  1996 (Incorporated herein by reference to Form 8-K dated February 26, 1996).

     2.2          Service Purchasing Agreement among
                  Arrow Financial Corporation, Arrow
                  Vermont Corporation, Green Mountain Bank and ALBANK, FSB, dated February 26,
                  1996 (Incorporated herein by reference to Form 8-K dated February 26, 1996).

     2.3          Amendment to the Purchase and
                  Assumption Agreement dated
                  September 25, 1996 (Incorporated herein by reference to Form 8-K dated August 31, 1996).

     2.4          Amendment to the Service Purchasing
                  Agreement dated September 25, 1996
                  (Incorporated herein by reference to
                  Form 8-K dated August 31, 1996).



                SIGNATURE


     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 10, 1996

                           ARROW FINANCIAL CORPORATION



                           By:  /s/John J. Murphy
                                  John J. Murphy
                                  Executive Vice President and
                                  Chief Financial Officer


              EXHIBIT INDEX

Exhibit Number
Description


2.1
Purchase and Assumption Agreement among Arrow Financial
Corporation, Arrow Vermont Corporation, Green Mountain Bank and ALBANK, FSB, dated February 26, 1996 (Incorporated herein by reference to Form 8-K dated February 26, 1996).



2.2
Service Purchasing Agreement among Arrow Financial
Corporation, Arrow Vermont Corporation, Green Mountain Bank and ALBANK, FSB, dated February 26, 1996 (Incorporated herein by reference to Form 8-K dated February 26, 1996).



2.3
Amendment to the Purchase and Assumption Agreement dated
September 25, 1996. (Incorporated herein by reference to Form 8-K dated August 31, 1996).



2.4
Amendment to the Service Purchasing Agreement dated
September 25, 1996. (Incorporated herein by reference to Form 8-K dated August 31, 1996).